UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

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                              Corning Incorporated
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


     [The following is being provided by Corning Incorporated to certain institutional holders of CityplaceCorning common stock beginning March 26, 2007.]


                                                March 26, 2007



     Dear Shareholder:

     We are soliciting your support in opposing a classified board stockholder proposal to be voted on at placeCityCorning's Annual Meeting on April 26, 2007, as well as your support for nominees for election to the board of directors. We wanted to summarize the following items as you consider your vote:

     o    Overview of our Strategy

     o    Classified Board Proposal

     o    Compensation (CD&A)

         Corporate Strategy
         ------------------
          Corning has a distinctive identity.

     o    Corning is the world leader in specialty glass and ceramics.
     o We create and make keystone components that enable high-technology systems in multiple markets.
     o We succeed through sustained investment in R&D, over 150 years of materials science and process engineering knowledge, and a distinctive collaborative culture.

         Corporate Strategy
         ------------------
         Framework.

     o    We grow through global innovation.
     o    We understand the implications of this growth strategy:
          -    Requires deep scientific and technical talent.
          -    Long product development cycles.
          -    High capital investment and operating leverage.
          -    Growth surges driven by substitution curves of new systems.
     o    So we proactively seek to provide balance and stability.
          -    Align our financial strategy with our growth strategy.
     o    While always Living our Values.

         Corporate Strategy
         ------------------
         We've aligned our culture and leadership approach.

     o    Deliver near-term performance while investing for future growth.
          -    Driveoperational excellence across all businesses and functions.
          -    Nurture earlystage research and innovation.
          - Select and pace promising projects ... knowing that not all will succeed.
          -    Decide   when  to  place  "big  bets"  on  product   and  process
               development.
     o Consistent leadership with deep understanding of our innovation recipe and business model.
     o The Board of Directors is an important part of this leadership approach.

         Corporate Strategy
         ------------------
         The Board is an important part of our leadership approach.

     o    What's important?
          -    Consistency over time.
          -    Diverse knowledge and experiences.
          -    Commitment to understanding Corning's technology.
          -    Judgment to make and support "big bets".
     o Both our Board and management believe a classified board structure is well aligned with our corporate strategy.

         Classified Board Proposal
         -------------------------
     o    2006 shareholder proposal.
          - Results: 72.5% yes/no votes cast in favor; 55.6% of outstanding shares.
     o    Board reconsideration.
          -    Continue    to   believe    classified    board   is   best   for
               Corning.

         Classified Board
         ----------------
     o    12 independent (external) directors (year-end 2006).
     o    Five directors' terms expire every 3 years.
     o    Enhances Board's ability to develop and execute long-term strategy.
     o    Ensures ongoing independence of the company.

         Classified Board
         ----------------
     o    Major innovation requires consistent and patient R&D funding.
     o    Our "innovation recipe" requires:
          -    Attracting and retaining the best scientific talent.
          -    Persistent nurturing of the discovery process.
          -    Investing significant capital for manufacturing.
     o A stable BOD helps foster consistency necessary for innovation over relatively long development cycles.
          -    Example: LCD glass.

         Classified Board
         ----------------
         Other Benefits

     o    Reduces vulnerability to certain hostile and abusive takeover tactics.
     o Encourages potential acquirers to initiate arms-length negotiations with management and seasoned directors.
     o    Prevents quick turnover without paying fair value.
     o Provides directors time and leverage needed to evaluate any takeover proposal and consider all options for maximizing shareholder value.

         Classified Board
         ----------------
         Corning's Board and management are not stagnant / entrenched.

     o    Board acted in 2002 to change CEO.
     o    New external directors added:
          -    1999 (1); 2001 (1); 2002 (1); 2004 (1); 2005 (1); 2006 (1).
          -    Likely to add 2 in 2007.
     o    External directors stepping down/retiring:
-        2000 (2); 2001 (1); 2003 (1); 2007 (1).
     o    Scheduled external retirements will require new directors:
          -    2008 (2); 2009 (1); 2010 (2); 2011 (2).

          Our Proxy Statement also contains the new required Compensation Discussion and Analysis (CD&A). The following highlights the structure of compensation for named executives.

         Compensation
         ------------
         Corning compensates named executives through:

     o    Base salary.
     o    Annual cash bonus.
          -    Target EPS.
     o    Performance restricted shares.
          -    Target EPS and operating cash flow.
          -    2 year vesting post earned.
     o    Stock options.
          -    Granted same time every year.
     o    Benefits = All other USA employees.
     o    Perquisites.

         Compensation
         ------------
     o    CEO targeted at median of peer comparison group.
          -    Peer companies will be listed in the new CD&A.
     o    Named executives:
          -    Target ~70% in equity (options and performance shares).
          -    Target ~50% on annual performance (bonus + performance shares).

     I hope you will join our Board in opposing the shareholder proposal that seeks to eliminate our classified board, and in electing the nominees to the Board of Directors.

                                 Very truly yours,

                                  /s/ James B. Flaws
                                 -----------------------------------
                                 James B. Flaws
                                 Vice Chairman and Chief Financial Officer